UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30684	20-1303994
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 14, 2013, the Compensation Committee (the “Committee”) of Oclaro, Inc.’s (the “Company”) Board of Directors approved grants of restricted stock units (“RSUs”) and restricted stock awards (“RSAs”) on August 15, 2013 to the Company’s executive officers under the Company’s Amended and Restated 2004 Stock Incentive Plan. The RSUs and RSAs were granted to the following named executive officers for the number of RSUs and RSAs listed below:

Named Executive Officer	No. of Shares	Award Type
Jim Haynes	20,000	RSU
Kate Rundle	20,000	RSA
Jerry Turin	20,000	RSA
Terry Unter	20,000	RSA

The RSUs and RSAs were granted to assist with retention and will vest over two years based on the executive officers’ continued employment with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: August 21, 2013	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer